                                                                    EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
       ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John D. Thompson, Vice President, Chief Financial Officer and Treasurer, certify that:

1. I have read this quarterly report on Form 10-Q of Nextel Partners, Inc.;

2. To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3. To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of September 30, 2002.


Date:  November 13, 2002

                                            /s/ John D. Thompson
                                            ------------------------------------
                                                                John D. Thompson
                                                 Vice President, Chief Financial
                                                           Officer and Treasurer